1 March 2017 “Success is strengthening our Iconic Brands while driving higher ROIC through focused execution” Tempur Sealy International, Inc. (TPX)

2 Global Bedding Products Company Investment Merits Tempur Sealy is the premium market leader… • Strong brands across a complete portfolio of products • Global manufacturing foot print • Structural growth industry, with high ROIC and free cash flow • Industry is relatively concentrated in US and fragmented globally …in a growth industry Over 7,000 worldwide employees • 56 worldwide manufacturing facilities Forward-Looking Statements: This investor presentation contains “forward-looking statements” within the meaning of federal securities laws. Please review carefully the cautionary statements and other information included in the appendix under “Forward looking Statements”. This presentation includes non-GAAP financial measures. Please refer to the footnotes and the explanations about such non-GAAP financial measures, including reconciliations to the corresponding GAAP financial measures, in the appendix at the end of the presentation. Footnotes: Please refer to the footnotes at the end of this presentation.

3 Bedding Industry Market Opportunity

4 Growing Global Mattress Industry $ in billions Non-US world consumption data is impacted by exchange rate fluctuations, please see footnote 6 for source.  US mattress sales growing at a 6% CAGR over last twenty years driven by consumer shift to higher priced mattresses  Non-US mattress sales grew 5% CAGR over the last decade, also driven by average price and units  Tempur Sealy is at the center of global trend toward higher quality, higher priced mattresses $2.1 $2.3 $2.6 $2.8 $3.0 $3.1 $3.3 $3.6 $4.1 $4.8 $5.2 $5.3 $4.8 $4.4 $4.6 $5.0 $5.5 $5.7 $6.2 $6.7 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 US Industry: Wholesale Mattresses(5) 6% CAGR $10.7 $12.5 $13.8 $13.2 $14.6 $16.5 $16.7 $17.4 $18.2 $17.1 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Non-US Industry: Wholesale Mattresses(6) 5% CAGR

5 Tempur Sealy Has Well Established Global Brands Tempur-Pedic • Nothing precisely adapts, supports and aligns like Tempur-Pedic for life-changing sleep Stearns & Foster • Finest beds made with exceptional materials and unparalleled craftsmanship Sealy • Featuring Posturepedic Technology providing support that’s right for you Percentage of Revenue(2) 50% 10% N/A 40%  Brands are complementary and fully cover the market  Tempur Sealy is the premium market leader COCOON by Sealy (bed in a box) • Your bed, your way

6 Complete Portfolio Of Products Sealy Conform Adjustable bases Cocoon by Sealy Pillows TEMPUR-Cloud Stearns & Foster TEMPUR-Flex Sealy Hybrid Innerspring Hybrid Tempur Material Other Specialty Sealy Response TEMPUR-Contour Stearns & Foster

7 New Products for 2017 The new Sealy featuring Posturepedic Technology™ provides targeted support where you need it most. Celebrating 25 years in sleep innovation with the limited-edition Tempur-Legacy mattress. Launching internationally, the new Tempur-Pedic Flagship line features improved aesthetic design that reflects the innovation inside.

8 Price premium for Flex 2017 Tempur-Pedic Simplified Pricing  We have also made Tempur-Pedic® pricing adjustments to simplify the structure.  These updates will aide in increased velocities by reducing navigation complexities for retail sales associates and consumers. Aligned pricing for Cloud and Contour products Maintained simple “add-on” price for Breeze with any Collection

9 Worldwide Direct Business Company Owned Stores Web Call Center

10 Global Manufacturing Foot Print  North American and International operating models support domestic demand and global growth  Driving for operational improvements on key metrics like product quality and on-time delivery 22 North American Facilities 34 International Facilities Wholly owned and Joint Venture Joint Venture Licensee

11 Fourth Quarter and Full Year Highlights  7th consecutive quarter of double-digit EPS year-over-year growth  Strong net income and record EBITDA for the quarter and full year  Excluding Mattress Firm, sales in North America grew 4% for the full year and 7% for the fourth quarter 2016 2015 %Change %Change Constant Currency(1) Net Sales $769.5 $767.3 0.3% 1.7% Net Income (Loss) 63.4 (11.3) 661% 671% EPS 1.12 (0.18) 722% 733% Adjusted EPS(9) 1.18 0.99 19.2% 21.2% EBITDA(8) 130.1 115.1 13.0% 14.6% Adjusted EBITDA 137.9 132.7 3.9% 5.3% 2016 2015 %Change %Change Constant Currency(1) $3,127.3 $3,151.2 (0.8)% 0.7% 202.1 73.5 175% 184% 3.38 1.17 189% 199% 4.05 3.19 27.0% 30.7% 510.8 388.9 31.3% 34.1% 521.6 455.8 14.4% 16.8% Three Months Ended December 31 Year Ended December 31

12 Update North American Sales Trends • We believe the Presidents’ Day holiday was solid for the bedding industry • Tempur Sealy brands performed well over the holiday period • In total, our order trends for the first two months of the year were up 2% • Orders excluding Mattress Firm were up approximately 10% • Orders from Mattress Firm were down approximately 20%, and decline accelerating • The Mattress Firm transition agreement ends on April 3, 2017

13 2017 Plan and Near Term Priorities 2017 Adjusted EBITDA(8): Target Debt: $400 - 450 million 3.5x leverage ratio(9) International Expansion Channel Expansion New Products Operational Efficiencies Growth Opportunities Financial Targets(7) Recapture Market Share in North America Expand Market Share Internationally Sealy Margin Expansion Successful New Product Launches Key Success Factors

14 Recapturing Revenues in North America What gives us confidence to recapture:  Premier portfolio of branded beds  Over 94% of Tempur-Pedic owners would recommend the product(12)  Sealy has one of the highest brand awareness of any US mattress brand(12)  Stearns & Foster had strong growth in 2016  Strong network of retail partners throughout North America  Innovative, high quality product offerings Key Recapture Methods: • Expand with current retailers, which represent 70% of our North America sales • Significantly increase dollar and rate of direct advertising • Innovative new product offerings to drive interest with retailers and consumers • Explore new channels Leading Brands Recapture Strategy Confidence for Recapture Mattress Firm represented 21% of our consolidated net sales in 2016, of which 60% was Tempur-Pedic product and 40% was Sealy products.

15 Tempur Sealy’s Variable Cost Structure(2)  Current plan is to maintain cost structure to support recapturing the majority of lost sales with the expectation of lower operating efficiencies in the short term  Tempur Sealy’s total cost structure is highly variable; approximately 75% in total  Tempur Sealy cost structure can be quickly aligned with sales ~55% of total costs ~10% of total costs ~20% of total costs ~15% of total costs

16 Debt Structure  In the near term, we anticipate EBITDA trailing down and using some of our cash flow to pay down debt  Leverage ratio target: 3.5x  Fixed rate debt represent ~60% of total debt; capital structure contains long dated maturities  Continued expansion to share repurchase program; Authorized $600M in 2016(10) and $200M in February 2017(10)  About $227 million remaining after authorization on 2/16/2017 Rating Agency Ratings • S&P: BB as of February 2017 • Moody’s: Ba3 as of September 2016

17 Thank you for your interest in Tempur Sealy International Improving the Sleep of More People Every Night, All Around the World For more information please email: investor.relations@tempursealy.com

18 Appendix

19 Forward-Looking Statements This investor presentation contains "forward-looking statements," within the meaning of the federal securities laws, which include information concerning one or more of the Company's plans, objectives, goals, strategies, and other information that are not historical information. When used in this presentation, the words "estimates," "expects," "guidance," "anticipates," "projects," "plans," "proposed," "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding adjusted EBITDA for 2017 and performance generally for 2017 and subsequent periods, expectations regarding the Company’s strategy to recapture market share in the U.S. including expected levels of advertising spending, and expectations regarding the Company’s target leverage ratio, share repurchase program and the capital allocation strategy and expectations regarding the ability to reduce costs in a reduced sales or recession scenario. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include risks associated with the termination of the Company's relationship with Mattress Firm; risks associated with the Company's capital structure and debt level; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in product and channel mix and the impact on the Company's gross margin; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company's business segments; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company's reported earnings; consumer acceptance of the Company's products; industry competition; the efficiency and effectiveness of the Company's advertising campaigns and other marketing programs; the Company's ability to increase sales productivity within existing retail accounts and to further penetrate the Company's retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the effects of consolidation of retailers on revenues and costs; changes in demand for the Company's products by significant retailer customers; the Company's ability to expand brand awareness, distribution and new products; the Company's ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company's operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax, regulatory or investigation proceedings; changing commodity costs; the effect of future legislative or regulatory changes; and disruptions to the implementation of the Company's strategic priorities and business plan caused by abrupt changes in the Company's senior management team and Board of Directors. There are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from those expressed as forward-looking statements in this investor presentation, including the risk factors discussed under the heading "Risk Factors" under ITEM 1A of Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2016. There may be other factors that may cause the Company's actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the Company’s SEC filings. Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR, Tempur-Pedic, TEMPUR-Cloud, TEMPUR-Choice, TEMPUR-Weightless, TEMPUR-Contour, TEMPUR-Rhapsody, TEMPUR-Flex, GrandBed, TEMPUR-Simplicity, TEMPUR-Ergo, TEMPUR-UP, TEMPUR-Neck, TEMPUR-Symphony, TEMPUR-Comfort, TEMPUR-Traditional, TEMPUR-Home, Sealy, Sealy Posturepedic, Stearns & Foster, COCOON by Sealy and Optimum are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners. Limitations on Guidance. The guidance included herein is from the Company’s press release dated February 16, 2017. The Company is neither reconfirming this guidance as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. See Forward Looking Statements.

20 Footnotes 1. This is a non-GAAP financial measure. Please refer to “Non-GAAP Financial Measures and Constant Currency Information” 2. Management estimates. 3. Based on the Company's results for fiscal 2015 or 2016, as applicable. For more information please refer to the Annual Report on Form 10-K for the year ended December 31, 2015 or December 31, 2016. 4. Based on Furniture Today report dated November 17, 2015. 5. According to 2015 Mattress Industry Report of Sales & Trends provided by the International Sleep Products Association (“ISPA”). 6. CSIL World Mattress Report, 2015 (Top 40 Markets Mattress Consumption). 7. Based on the Company’s 2017 financial targets provided in the press release dated February 16, 2017. Please refer to “Forward-Looking Statements” and “Limitations on Guidance”. 8. EBITDA and adjusted EBITDA are a non-GAAP financial measures. Please refer to the "Use of Non-GAAP Financial Measures and Constant Currency Information" beginning on slide 21 for more information regarding the definitions of EBITDA and adjusted EBITDA, including the adjustments from the corresponding GAAP information. Amount shown for 2017 represents management estimates of adjusted EBITDA performance based on the Company’s guidance provided on February 16, 2017. Please refer to “Forward-Looking Statements” and “Limitations on Guidance”. The Company further noted that it is unable to reconcile this forward- looking non-GAAP financial measure to GAAP net income, its most directly comparable forward-looking GAAP financial measure, without unreasonable efforts, because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP net income in 2017 but would not impact adjusted EBITDA. These items that impact comparability may include restructuring activities, the impact of the recent termination of contracts with Mattress Firm, foreign currency exchange rates, income taxes, and other items. The unavailable information could have a significant impact on the Company's full year 2017 GAAP financial results. 9. Adjusted net income, adjusted EPS, leverage, and leverage ratio are non-GAAP financial measures. Please refer to the “Use of Non-GAAP Financial Measures and Constant Currency” beginning on slide 21 for more information regarding the definition of these non-GAAP financial measures, including the adjustments from the corresponding GAAP information. 10. Stock repurchases under this program may be made through open market transactions, negotiated purchases or otherwise, at times and in such amounts as management deems appropriate. The timing and actual number of shares repurchased will depend on a variety of factors including price, financing and regulatory requirements and other market conditions. The program does not require the purchase of any minimum number of shares and may be suspended, modified or discontinued at any time without prior notice. Repurchases may be made under a Rule 10b5-1 plan, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so under federal securities laws. 11. Based on debt outstanding December 31st, 2016. For more information, please refer to the Company’s annual report on Form 10-K for the year ended December 31, 2016. 12. Based on the Company’s own research with North American consumers.

21 Use of Non-GAAP Financial Measures and Constant Currency Information In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, adjusted EPS, EBITDA, adjusted EBITDA, and consolidated funded debt and leverage ratio which are not recognized terms under U.S. GAAP and do not purport to be alternatives to net income and earnings per share as a measure of operating performance or an alternative to total debt. The Company believes these non-GAAP measures provide investors with performance measures that better reflect the Company's underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not immediately apparent from net income and operating income. The adjustments management makes to derive the non-GAAP measures include adjustments to exclude items that may cause short-term fluctuations in the nearest GAAP measure, but which management does not consider to be the fundamental attributes or primary drivers of its business, including restructuring costs associated with headcount reductions and store closures, stock compensation benefits representing changes in estimate to reduce accumulated performance based stock compensation amortization, costs associated with the completion of a new senior secured credit facility and senior notes offering in the second quarter of 2016, costs associated with its 2013 acquisition of Sealy Corporation and its subsidiaries ("Sealy Acquisition") and the exclusion of other costs associated with the 2015 Annual Meeting (including executive management transition and retention compensation), legal settlements, and other costs. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company's underlying results from continuing operations and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company's business, to evaluate its consolidated and business segment performance compared to prior periods and the marketplace, to establish operational goals and management incentive goals, and to provide continuity to investors for comparability purposes. Limitations associated with the use of these non-GAAP measures include that these measures do not present all of the amounts associated with our results as determined in accordance with GAAP and these non-GAAP measures should be considered supplemental in nature and should not be construed as more significant than comparable measures defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more information regarding the use of these non-GAAP financial measures, please refer to the Company’s SEC filings. Constant Currency Information In this presentation the Company refers to, and in other communications with investors the Company may refer to, net sales or earnings or other historical financial information on a "constant currency basis," which is a non-GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior corresponding period's currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance. EBITDA and Adjusted EBITDA A reconciliation of the Company's GAAP net income to EBITDA and adjusted EBITDA are provided on slide 22. Management believes that the use of EBITDA and adjusted EBITDA also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period, as well as general information about the Company's progress in reducing its leverage. Leverage Consolidated funded debt less qualified cash to adjusted EBITDA, which the Company may refer to as leverage, is provided on slides 23 and is calculated by dividing consolidated funded debt less qualified cash, as defined by the Company’s senior secured credit facilities, by adjusted EBITDA. Although not relevant for purposes of assessing compliance with the Company's current financial covenants, the Company provides this as supplemental information to investors regarding the Company’s operating performance and comparisons from period to period, as well as general information about the Company's progress in reducing its leverage. Adjusted Net Income and Adjusted EPS A reconciliation of the Company's GAAP net income to adjusted net income and a calculation of adjusted EPS are provided on slides 24. Management believes that the use of adjusted net income and adjusted EPS also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period.

22 Adjusted EBITDA Reconciliation (in millions) December 31, 2016 December 31, 2015 December 31, 2016 December 31, 2015 Net income 63.4$ (11.3)$ 202.1$ 73.5$ Interest expense 20.2 22.0 85.2 96.1 Loss on extinguishment of debt - - 47.2 - Income taxes 26.6 81.8 86.8 125.4 Depreciation and amortization 19.9 22.6 89.5 93.9 EBITDA 130.1 115.1 510.8 388.9 Adjustments German legal settlement (1) - - - 17.6 Other income (2) - - - (9.5) Integration Costs (3) - 4.3 2.0 28.6 Executive management transition and retention compensation (4) - 3.4 1.0 10.7 Restructuring costs (5) 7.8 9.7 7.8 11.9 Pension settlement (6) - 1.3 - 1.3 2015 Annual Meeting Costs (7) - - - 6.3 Redemption value adjustment on redeemable non-controlling interest, net of tax (8) - (1.1) - - Adjusted EBITDA 137.9$ 132.7$ 521.6$ 455.8$ (1) (2) (3) (4) (5) (6) (7) (8) For additional information regarding the calculations above please refer to the Company's SEC filings. As of December 31, 2015, the redemption value exceeded the accumulated earnings of the Company's redeemable non-controlling interest in Comfort Revolution, LLC. The redemption value adjustment on redeemable non-controlling interest represents a $1.1 mill ion adjustment, net of tax, to decrease the carrying value of the Company's redeemable non-controlling interest in Comfort Revolution LLC. Year Ended German legal settlement represents the previously announced €15.5 mill ion ($17.6 mill ion) settlement the Company reached in 2015 with the German Foreign Cartel Office ("FCO") to fully resolve the FCO's antitrust investigation, and related legal fees. Other income includes income from a partial settlement of a legal dispute. Integration costs represents costs, including legal fees, professional fees, compensation costs and other charges related to the transition of manufacturing facil ities, and other costs related to the continued alignment of the North America business segment related to the Sealy Acquisition. Notes Executive management transition and retention compensation represents certain costs associated with the transition of certain of the Company's executive officers following the 2015 Annual Meeting. Restructuring costs represents costs associated with headcount reduction and store closures. Pension settlement represents pension expense recorded in conjunction with a settlement offered to terminated, vested participants in a defined benefit pension plan. 2015 Annual Meeting costs represent additional costs related to the Company's 2015 Annual Meeting and related issues. Three Months Ended

23 Leverage Reconciliation (in millions, except ratio) FY 14 FY 15 FY 16 Total debt(1) 1,602.3$ 1,479.6$ 1,901.0$ Plus: Letters of credit outstanding 18.2 19.8 23.0 Consolidated funded debt 1,620.5 1,499.4 1,924.0 Less: Domestic qualified cash(2) 25.9 121.8 12.7 Less: Foreign qualified cash(2) 21.9 19.3 31.8 Consoldiated funded debt less qualified cash 1,572.7$ 1,358.3$ 1,879.5$ Adjusted EBITDA(3) 404.6$ 455.8$ 521.6$ Leverage 3.9x 3.0x 3.6x (1) (2) (3) ($ in millions) FY 14 FY 15 FY 16 GAAP net income $ 108.9 $ 73.5 $ 202.1 Interest expense 91.9 96.1 85.2 Loss on extinguishment of debt - - 47.2 Income tax provision 64.9 125.4 86.8 Depreciation and amortization 89.7 93.9 89.5 EBITDA $ 355.4 $ 388.9 $ 510.8 Adjustments 49.2 66.9 10.8 Adjusted EBITDA $ 404.6 $ 455.8 $ 521.6 For additional information regarding the calculations above please refer to the Company's SEC filings. Represents adjusted EBITDA for the trailing twelve-month period ended with the referenced quarter. A reconciliation of GAAP net income to Adjusted EBITDA with respect to the twelve-month period ended with the referenced quarter is set forth below. Notes Balance sheet amounts are as of the end of the referenced quarter. Qualified cash as defined in the senior secured credit facil ities equals 100.0% of unrestricted domestic cash plus 60.0% of unrestricted foreign cash. For purposes of calculating leverage ratios, qualified cash is capped at $150.0 mill ion.

24 Adjusted Net Income and Adjusted EPS (in millions, except per share amounts) December 31, 2016 December 31, 2015 December 31, 2016 December 31, 2015 GAAP net income 63.4 (11.3) 202.1 73.5 Loss on extinguishment of debt (1) - - 47.2 - German legal settlement (2) - - - 17.6 Interest expense and financing costs (3) - - 2.1 12.0 Other income (4) - - - (9.5) Integration costs (5) - 4.3 2.0 28.7 Executive management transition and retention compensation (6) - 3.5 3.0 16.2 Restructuring costs (7) 8.3 11.1 8.3 13.5 Stock compensation benefit (8) (3.8) - (3.8) - 2015 Annual Meetings costs (9) - - - 6.3 Pension settlement (10) - 1.3 - 1.3 Redemption value adjustment on redeemable non-controlling interest (11) - (1.8) - - Tax adjustments (12) (1.4) 55.6 (18.5) 40.3 Adjusted net income 66.5 62.7 242.4 199.9 Adjusted earnings per common share, diluted 1.18$ 0.99$ 4.05$ 3.19$ Diluted shares outstanding 56.5 63.1 59.8 62.6 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) (11) (12) For additional information regarding the calculations above please refer to the Company's SEC filings. Three Months Ended Year Ended Notes Loss on extinguishment of debt represents costs associated with the completion of a new credit facil ity and senior notes offering in the second quarter of 2016. German legal settlement represents the previously announced €15.5 million ($17.6 mill ion) settlement the Company reached in 2015 with the German FCO to fully resolve the FCO's antitrust investigation, and related legal fees. Interest expense and financing costs in 2015 represents non-cash interest costs related to the accelerated amortization of deferred financing costs associated with the $493.8 mill ion voluntary prepayment of the Company’s term loans, subsequent to the issuance by the Company of $450 mill ion aggregate principal amount of 5.625% senior notes due 2023. Interest expense in 2016 represents incremental interest incurred upon the senior notes due 2026 sold in the second quarter of 2016 and the senior notes due 2020, which were repaid with the proceeds of the new senior notes due 2026. Other income includes income from a partial settlement of a legal dispute. Integration costs represents costs, including legal fees, professional fees, compensation costs and other charges related to the transition of manufacturing facil ities, and other costs related to the continued alignment of the North America business segment related to the Sealy Acquisition. Executive management transition and retention compensation represents certain costs associated with the transition of certain of the Company's executive officers following the 2015 Annual Meeting. Restructuring costs represents costs associated with headcount reduction and store closures. Tax adjustments represent adjustments associated with the aforementioned items and other discrete income tax events. 2015 Annual Meeting costs represent additional costs related to the Company's 2015 Annual Meeting and related issues. Stock compensation benefit represents the fourth quarter change in estimate to reduce accumulated performance based stock compensation amortization to actual cost based on financial results for the year ended December 31, 2016. Pension settlement represents pension expense recorded in conjunction with a settlement offered to terminated, vested participants in a defined benefit pension plan. As of December 31, 2015, the redemption value exceeded the accumulated earnings of the Company's redeemable non-controlling interest in Comfort Revolution, LLC. The redemption value adjustment on redeemable non-controlling interest represents a $1.1 mill ion adjustment, net of tax, to decrease the carrying value of the Company's redeemable non-controlling interest in Comfort Revolution LLC.